APPENDIX E


                        FORM OF WRITTEN CONSENT
                         OF THE STOCKHOLDERS OF
                      INTRAOP MEDICAL CORPORATION




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                           WRITTEN CONSENT
                        OF THE SHAREHOLDERS OF
                     INTRAOP MEDICAL CORPORATION

The undersigned, the holders of outstanding shares of capital stock of Intraop Medical Corporation, a Nevada corporation (the "Company"), having not less than the minimum votes that would be necessary to authorize or take the following action at a meeting at which all shares entitled to vote thereon were present and voted, consent that the following action be taken without a meeting and without notice as authorized by the Bylaws of the Company and the Nevada Revised
Statutes:

1.  APPROVAL OF THE MERGER
WHEREAS, the Board of Directors of the Company (the "Board") has adopted and approved an agreement providing for the proposed acquisition of Intraop Medical, Inc., a Delaware corporation (the
"Target") by the Company,

WHEREAS, it is advisable and in the best interests of the Company and its stockholders to proceed with the proposed acquisition of the Target by the Company on the principal terms set forth in an Agreement and Plan of Merger and Reorganization dated as of February 24, 2004 entered into by and between the Company and the Target (the "Merger Agreement") and any other agreements and instruments required by such Merger Agreement as are deemed appropriate by the Board.

NOW, THEREFORE, BE IT RESOLVED, that the Merger Agreement, together with all exhibits (including the Amended and Restated Articles of Incorporation of the Company) to the Merger Agreement, which provides for the merger of the Target with and into the Company, with the Company continuing as the surviving corporation (the "Merger"), is in all respects hereby adopted and approved, together with such changes, additions, deletions, supplements and amendments thereto as the officers of the Company may approve, with such approval to be conclusively evidenced by her or his execution thereof. After the Effective Time (as defined in the Merger Agreement) of the Merger, the Company is referred to herein as the "Surviving Corporation."

RESOLVED FURTHER, that all acts and deeds heretofore done by the directors and officers of the Company in connection with the Merger Agreement and the Merger are hereby ratified, and the officers of the Company, each of them with full authority to act without the others, are hereby authorized, for an on behalf of the Company, to file, execute, verify, acknowledge and deliver any and all certificates and documents pursuant to the Merger Agreement necessary or appropriate to effect the Merger, and to do or cause to be done any and all such acts and things as they may deem necessary or desirable for the performance in full of all of the obligations of the Company under the Merger Agreement and to effect the Merger.

2.  WAIVER OF NOTICES
RESOLVED FURTHER, that the undersigned stockholders hereby waive any notice to which they may be entitled pursuant to the Company's Articles of Incorporation or the Bylaws of the Company in connection with the Merger.

3.  OMNIBUS PROVISION
RESOLVED FURTHER, that the officers of the Company, each of them with full authority to act without the others, are authorized to do or cause to be done any and all such further acts and things and to execute and



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deliver any and all such additional documents as they may deem necessary or appropriate in order to carry into effect the purposes and intent of the foregoing resolutions.

This written consent is given with respect to all of the shares of the Company's stock held by the undersigned.

This written consent shall be filed with the minutes of the proceedings of the stockholders and shall have the same force and effect as a vote of the stockholders.

This Written Consent may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.
This Written Consent shall be dated as of                      , 2004
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If an Entity:                      If an individual:
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Name:                              Signature:


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(Please print or type entity name)





Signature:                         Printed Name:
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Printed Name:





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Title:





Signature Page to Written Consent of Stockholders of Intraop Medical
Corporation



Gray Cary\SA\8047892.15
104832-157435